Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Supplement dated December 12, 2011 to the Prospectus for the Fund, dated July 20, 2011

Effective immediately, the following changes are made to the Prospectus:

The third paragraph of the cover page of the Prospectus is replaced with the following:

If you purchase shares of Maxim SecureFoundationSM Lifetime 2015, Maxim SecureFoundationSM Lifetime 2020, Maxim SecureFoundationSM Lifetime 2025, Maxim SecureFoundationSM Lifetime 2030, Maxim SecureFoundationSM Lifetime 2035, Maxim SecureFoundationSM Lifetime 2040, Maxim SecureFoundationSM Lifetime 2045, Maxim SecureFoundationSM Lifetime 2050, or Maxim SecureFoundationSM Lifetime 2055, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity contract issued by GWL&A. If you purchase shares of Maxim SecureFoundationSM Balanced Portfolio, you are required to purchase the Guarantee either as a fixed deferred annuity contract or a rider to a variable annuity contract issued by GWL&A or First Great-West Life & Annuity Insurance Company. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met. For more information about the Guarantee, please see the “More Information About the Portfolios” section of this Prospectus.

The section labeled Maxim SecureFoundationSM Balanced Portfolio beginning on page 275 of the Prospectus is replaced with the following:

Investment Objective

The Portfolio seeks long-term capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any variable annuity contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the other funds in which it invests.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.58%	0.58%	0.58%
Total Annual Portfolio Operating Expenses[2]	0.68%	0.78%	0.93%

1 The Acquired Fund (Underlying Portfolio) Fees and Expenses are restated based on estimated amounts for the Portfolio’s 2011 fiscal year.

2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable annuity contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Balanced Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$69	$218	$379	$847
Class G1	$80	$249	$433	$966
Class L	$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 57.76% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in mutual funds (“Underlying Portfolios”) designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	27.0%	International Large Blend	12.0%
Maxim S&P 500® Index Portfolio Initial		Maxim International Index Portfolio Initial
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Northern Emerging Markets Equity Index Fund
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Maxim Index 600 Portfolio Initial		Maxim Bond Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the target allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; the Guarantee Benefit Fee may be increased; and there may be tax consequences associated with the Guarantee. Any payments under the Guarantee depend on the issuer’s long-term ability to make such payments. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); and the Barclays Capital U.S. Aggregate Bond Index (intermediate term bond). For more information regarding the benchmark indexes, please see the “Benchmark Indexes” section on page 362 of this Prospectus. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable annuity contract, IRA, or qualified retirement plan. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.45%
Worst Quarter	June 2010	-6.03%

Average Annual Total Returns for Periods Ended December 31, 2010

	One Year	Since Inception (11/13/2009)
Maxim SecureFoundationSM Balanced Portfolio Class G	11.02%	10.36%
Maxim SecureFoundationSM Balanced Portfolio Class G1	10.92%	10.27%
Maxim SecureFoundationSM Balanced Portfolio Class L*	11.02%	10.36%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.16%	18.45%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.31%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.92%	12.24%

* Class L shares are new and had not commenced operations as of December 31, 2010. For the periods prior to the commencement of operations of Class L shares, the performance information shown above is for the Portfolio’s

Class G shares and has not been adjusted to reflect the expenses of the Class L shares. Class G, Class G1, and Class L shares invest in the same portfolio of securities and will have substantially similar annual returns, except to the extent that the expenses borne by each share class differ. Class L shares have higher expenses (and therefore will have lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets).

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections on page 281 of this Prospectus.

The section labeled Maxim SecureFoundationSM Balanced Portfolio beginning on page 343 of the Prospectus is replaced with the following:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolio. As a result, over the long-term the Portfolio’s ability to meet its investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

•

The ability of the Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolio’s investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolio. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios. MCM also may be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. The Underlying Portfolios accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Portfolios in which the Portfolio invests are Index Portfolios. Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating fees and expenses (for example, management fees) that will reduce the Index Portfolios’ total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - Underlying Portfolios may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolio is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee

In addition to risks related to the Portfolio, investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus or disclosure statement, as applicable, and include, but are not limited to, the following:

•

Depending on your pattern of share redemptions, your lifespan and the Portfolio’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

•	The exchange or redemption of Portfolio shares negatively affects the Portfolio Value and may adversely affect the benefit under the Guarantee.
•

The Guarantee is currently only available to owners of variable annuity contracts, IRA custodians or trustees and to plan sponsors of certain qualified retirement plans. You may lose the benefit of the Guarantee if, for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your qualified retirement plan record keeper, or the sponsor of your qualified retirement plan makes changes to the contract, the plan or the plan’s record keeper.

•

GWL&A and FGWL&A reserve the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.50% of the Portfolio Value upon 30 days written notice. GWL&A and FGWL&A also reserve the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

•

The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you, including, without limitation, if the Portfolio becomes ineligible or is liquidated, or if the Guarantee Benefit Fee is not received. If the Guarantee is terminated, the Guarantee Benefit Fee will not be refunded.

•	Any payments under the Guarantee depend on the issuer’s long-term ability to make such payments.
•	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus or disclosure statement, as applicable.

The second paragraph of the section labeled More Information About the Maxim SecureFoundationSM Balanced Portfolio – Portfolio Overview beginning on page 359 of the Prospectus is replaced with the following:

Guarantee

If you purchase shares of the Portfolio, you are required to purchase the Guarantee. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of the value of your variable annuity contract, IRA, or qualified retirement plan allocated to the Portfolio (hereinafter “Portfolio Value”) based on the Portfolio Value as of the date of deduction. The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Portfolio (or sub-account units in the case of a variable annuity contract). Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

The redemption or exchange of all your Portfolio shares would generally result in the cancellation of the Guarantee and all of the benefits of the Guarantee. The Guarantee may also be terminated under other circumstances. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contract to provide a lifetime withdrawal benefit for the variable annuity contract owner. The Guarantee is not issued to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

The benchmark index description for the Maxim SecureFoundationSM Balanced Portfolio on page 368 of the Prospectus is replaced with the following:

The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend) (Portfolio inception to present); the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present); the S&P SmallCap 600® Index (small blend) (Portfolio inception to present); the MSCI EAFE® Index (international large blend) (Portfolio inception to present); the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to the present) and the Barclays Capital U.S. Aggregate Bond Index (intermediate term bond) (Portfolio inception to present).

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2010, the MSCI EAFE® Index consisted of 22 developed market country indices.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The section labeled Derivatives on page 374 of the Prospectus is replaced with the following:

Certain Portfolios and Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts – Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts – Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps – A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM, a Sub-Adviser or adviser an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio’s or Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio or Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio or Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

The section labeled Investing in the Portfolios on page 377 of the Prospectus is replaced with the following:

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell shares of the Portfolios to insurance company separate accounts for certain variable annuity or insurance contracts, to IRA custodians or trustees, and to plan sponsors of qualified retirement plans. The Fund may also sell certain shares of certain Portfolios to asset allocation portfolios described in this Prospectus and to college savings programs. For information concerning your rights under a specific variable annuity or insurance contract, IRA or qualified plan, please refer to the applicable prospectus and/or disclosure documents for that contract or plan.

The section labeled Purchasing and Redeeming Shares beginning on page 378 of the Prospectus is replaced with the following:

Purchasing and Redeeming Shares of the Maxim SecureFoundationSM Lifetime Portfolios

If you purchase shares of a Portfolio, you are required to purchase the Guarantee. However, the Guarantee does not go into effect until the Guarantee Trigger Date applicable to that Portfolio. If you purchase shares of a Portfolio prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Portfolio. All share purchase and redemption policies herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable. Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect share redemptions may have on the benefits under your Guarantee and the effect the redemption of shares of a Portfolio may have on your ability to purchase additional shares of the Portfolio.

The Guarantee Benefit Fee is currently 0.90% on an annual basis of your Portfolio Value. The Guarantee Benefit Fee is in addition to the fees and expenses of the applicable Portfolio. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Portfolio Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Portfolio. The Guarantee Benefit Fee and the frequency of deduction are subject to change upon 30 days written notice. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value. Shares of the applicable Portfolio also will be automatically redeemed to cover the cost of any state premium taxes relating to the Guarantee. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information including fee and eligibility criteria. The redemption or exchange of all your shares of a Portfolio automatically cancels your Guarantee and all of the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of a Portfolio are not permitted for a period of 90 days following the cancellation. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions. After cancellation of the Guarantee, any accepted contribution to the Portfolio shall be deemed to be a re-election of the Guarantee.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of a Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with a Portfolio. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, GWL&A issues the Guarantee to the plan sponsor to provide a lifetime withdrawal benefit for plan participants. GWL&A does not issue the Guarantee to MCM or the Portfolios, so the Guarantee does not guarantee the investment performance of any Portfolio. Please see the Guarantee prospectus or disclosure statement for complete information regarding the Guarantee.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted. Also, initial purchases of shares of the Portfolio are not permitted once the variable insurance contract owner, IRA owner, or qualified retirement plan participant reaches the age of 85. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information on purchase restrictions.

Following the redemption of any shares of a Portfolio after the Guarantee Trigger Date, other than the redemption of shares to pay the Guarantee Benefit Fee, additional purchases of shares of a Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions.

Variable insurance contract owners and participants in qualified retirement plans will not deal directly with the Portfolios regarding the purchase or redemption of Portfolio shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolios through GWL&A. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Portfolios.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Purchasing and Redeeming Shares of the Maxim SecureFoundationSM Balanced Portfolio

If you purchase shares of the Portfolio, you are required to purchase the Guarantee. All share purchase and redemption policies herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable. Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect purchases and redemptions of shares of the Portfolio may have on the benefits under your Guarantee and the effect redemptions of shares of the Portfolio may have on your ability to purchase additional shares of the Portfolio.

The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value based on the Portfolio Value as of the date of deduction. The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Portfolio (or sub-account units in the case of a variable annuity contract). Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

It is important for you to understand how the Guarantee works. Redemptions from the Portfolio may affect the Guarantee. Redemption of all your Portfolio shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the cancellation. After cancellation of the Guarantee, any accepted contribution to the Portfolio shall be deemed to be a re-election of the Guarantee. In addition, following the redemption of any shares of the Portfolio, other than the redemption of Portfolio shares to pay the Guarantee Benefit Fee or other permitted fees or taxes as described in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including the effect share redemptions may have on the benefits under your Guarantee and the effect share redemptions may have on your ability to purchase additional shares of the Portfolio.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted. Also, initial purchases of shares of the Portfolio are not permitted once the variable annuity contract owner, IRA owner, or qualified retirement plan participant reaches the age of 85. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including restrictions on purchases.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of the Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with the Portfolio. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contracts to provide a lifetime withdrawal benefit for the variable annuity contract owner. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. The Guarantee is not issued to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Variable annuity contract owners, IRA owners and participants in qualified retirement plans will not deal directly with the Portfolio regarding the purchase or redemption of Portfolio shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on instructions received from variable annuity contract owners. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio based on instructions received from IRA owners. Qualified retirement plan sponsors and administrators place orders to purchase and redeem shares of the Portfolio based on instructions received from participants. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The second sentence of the second paragraph of the Exchanging Shares section on page 379 of the Prospectus is replaced with the following:

The redemption or exchange of all shares of a SecureFoundationSM Portfolio would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee.

The following sentence is deleted from the first paragraph of the Class L Distribution and Service Plan section on page 383 of the Prospectus:

“Only IRA custodians or trustees may purchase Class L shares.”

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus dated July 20, 2011.

Please keep this Supplement for future reference.